Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2017
Acquisitions and Divestitures
Acquisitions and Divestitures

NOTE 2.  Acquisitions and Divestitures

Acquisitions:

3M makes acquisitions of certain businesses from time to time that are aligned with its strategic intent with respect to, among other factors, growth markets and adjacent product lines or technologies. Goodwill resulting from business combinations is largely attributable to the existing workforce of the acquired businesses and synergies expected to arise after 3M’s acquisition of these businesses.

In addition to business combinations, 3M periodically acquires certain tangible and/or intangible assets and purchases interests in certain enterprises that do not otherwise qualify for accounting as business combinations. These transactions are largely reflected as additional asset purchase and investment activity.

2017 acquisitions:

In September 2017, 3M purchased all of the ownership interests of Elution Technologies, LLC, a Vermont-based manufacturer of test kits that help enable food and beverage companies ensure their products are free from certain potentially harmful allergens such as peanuts, soy or milk. Elution is reported within the Company’s Health Care business.

In October 2017, 3M completed the acquisition of the underlying legal entities and associated assets of Scott Safety, which is headquartered in Monroe, North Carolina, from Johnson Controls for $2.0 billion of cash, net of cash acquired. Scott Safety is a premier manufacturer of innovative products, including self-contained breathing apparatus systems, gas and flame detection instruments, and other safety devices that complement 3M’s personal safety portfolio. The business had revenues of approximately $570 million in 2016. Scott Safety is reported within 3M’s Safety and Graphics business. The allocation of purchase consideration related to Scott Safety is considered preliminary with provisional amounts primarily related to intangible assets and certain tax-related, contingent liability and working capital items. 3M expects to finalize the allocation of purchase price within the one year measurement-period following the acquisition.

Pro forma information related to acquisitions has not been included because the impact on the Company’s consolidated results of operations was not considered material. The following table shows the impact on the consolidated balance sheet of the purchase price allocations related to 2017 acquisitions and assigned finite-lived intangible asset weighted-average lives.

	2017 Acquisition Activity
				Finite-Lived
				Intangible-Asset
(Millions)	Scott			Weighted-Average
Asset (Liability)	Safety	Other	Total	Lives (Years)
Accounts receivable	$100	$—	$100
Inventory	79	—	79
Other current assets	10	—	10
Property, plant, and equipment	74	—	74
Purchased finite-lived intangible assets:
Customer related intangible assets	439	3	442	15
Other technology-based intangible assets	125	2	127	10
Definite-lived tradenames	285	—	285	17
Other amortizable intangible assets	—	1	1	5
Purchased goodwill	1,296	6	1,302
Accounts payable and other liabilities	(100)	—	(100)
Deferred tax asset/(liability)	(297)	—	(297)

Net assets acquired	$2,011	$12	$2,023

Supplemental information:
Cash paid	$2,020	$12	$2,032
Less: Cash acquired	9	—	9
Cash paid, net of cash acquired	$2,011	$12	$2,023

Purchased identifiable finite-lived intangible assets related to acquisition activity in 2017 totaled $855 million. The associated finite-lived intangible assets acquired in 2017 will be amortized on a systematic and rational basis (generally straight line) over a weighted-average life of 15 years (lives ranging from four to 17 years). Acquired in-process research and development and identifiable intangible assets for which significant assumed renewals or extensions of underlying arrangements impacted the determination of their useful lives were not material.

2016 acquisitions:

In September 2016, 3M acquired all of the outstanding shares of Semfinder, headquartered in Kreuzlingen, Switzerland. Semfinder is a leading developer of precision software that enables efficient coding of medical procedures in multiple languages. The purchase price paid for these business combinations (net of cash acquired) during 2016 aggregated to $16 million. Semfinder is reported within 3M’s Health Care business.

Adjustments in 2016 to the preliminary purchase price allocations of other acquisitions within the allocation period primarily related to the identification of contingent liabilities and certain tax-related items aggregating to approximately $35 million along with other balances related to the 2015 acquisition of Capital Safety Group S.A.R.L. The change to provisional amounts resulted in an immaterial impact to the results of operations in the third quarter of 2016, a portion of which related to earlier quarters in the measurement period.

Purchased identifiable finite-lived intangible assets related to acquisition activity in 2016 totaled $4 million. The associated finite-lived intangible assets acquired in 2016 will be amortized on a systematic and rational basis (generally straight line) over a weighted-average life of 8 years (lives ranging from two to 20 years). Acquired in-process research and development and identifiable intangible assets for which significant assumed renewals or extensions of underlying arrangements impacted the determination of their useful lives were not material.

2015 acquisitions:

In March 2015, 3M purchased all of the outstanding shares of Ivera Medical Corp., headquartered in San Diego, California. Ivera Medical Corp. is a manufacturer of health care products that disinfect and protect devices used for access into a patient’s bloodstream and is reported within 3M’s Health Care business. In addition, in the first quarter of 2015, 3M purchased the remaining interest in a former equity method investment reported within 3M’s Industrial business for an immaterial amount.

In August 2015, 3M acquired all of the outstanding shares of Capital Safety Group S.A.R.L., with operating headquarters in Bloomington, Minnesota, from KKR & Co. L.P. for $1.7 billion, net of cash acquired. The net assets acquired included the assumption of $0.8 billion of debt. Capital Safety is a leading global provider of fall protection equipment and is reported within 3M’s Safety and Graphics business.

In August 2015, 3M acquired the assets and liabilities associated with Polypore International, Inc.’s Separations Media business (hereafter referred to as Membrana), headquartered in Wuppertal, Germany, for $1.0 billion. Membrana is a leading provider of microporous membranes and modules for filtration in the life sciences, industrial and specialty segments and is reported within 3M’s Industrial business.

The impact on the consolidated balance sheet of the purchase price allocations related to 2015 acquisitions and assigned weighted-average intangible asset lives, including adjustments relative to other acquisitions within the measurement period, follows. Adjustments in 2015 to the preliminary allocations primarily related to the identification and valuation of certain indefinite-lived intangible assets. The change to provisional amounts resulted in an immaterial impact to results of operations in the fourth quarter of 2015, a portion of which relates to earlier quarters in the measurement period.

	2015 Acquisition Activity
					Finite-Lived
					Intangible-Asset
(Millions)	Capital	Polypore Separations			Weighted-Average
Asset (Liability)	Safety	Media (Membrana)	Other	Total	Lives (Years)
Accounts receivable	$66	$30	$7	$103
Inventory	63	35	4	102
Other current assets	10	1	1	12
Property, plant, and equipment	36	128	7	171
Purchased finite-lived intangible assets:
Customer related intangible assets	445	270	40	755	16
Patents	44	11	7	62	7
Other technology-based intangible assets	85	42	1	128	7
Definite-lived tradenames	26	6	1	33	16
Other amortizable intangible assets	—	—	2	2	4
Purchased indefinite-lived intangible assets	520	—	—	520
Purchased goodwill	1,764	636	95	2,495
Accounts payable and other liabilities, net of other assets	(105)	(122)	(5)	(232)
Interest bearing debt	(766)	—	—	(766)
Deferred tax asset/(liability)	(464)	—	(7)	(471)

Net assets acquired	$1,724	$1,037	$153	$2,914

Supplemental information:
Cash paid	$1,758	$1,037	$154	$2,949
Less: Cash acquired	34	—	1	35
Cash paid, net of cash acquired	$1,724	$1,037	$153	$2,914

Purchased identifiable finite-lived intangible assets related to acquisition activity in 2015 totaled $1.0 billion. The associated finite-lived intangible assets acquired in 2015 will be amortized on a systematic and rational basis (generally straight line) over a weighted-average life of 14 years (lives ranging from two to 20 years). Indefinite-lived intangible assets of $520 million relate to certain tradenames associated with the Capital Safety acquisition which have been in existence for over 55 years, have a history of leading market-share positions, have been and are intended to be continuously renewed, and the associated products of which are expected to generate cash flows for 3M for an indefinite period of time. Acquired in-process research and development and identifiable intangible assets for which significant assumed renewals or extensions of underlying arrangements impacted the determination of their useful lives were not material.

Divestitures:

3M may divest certain businesses from time to time based upon review of the Company’s portfolio considering, among other items, factors relative to the extent of strategic and technological alignment and optimization of capital deployment, in addition to considering if selling the businesses results in the greatest value creation for the Company and for shareholders.

In January 2015, 3M completed the sale of its global Static Control business to Desco Industries Inc., based in Chino, California. 2014 sales of this business were $46 million. This transaction was not considered material and was reported within 3M’s Electronics and Energy business.

In the fourth quarter of 2015, 3M entered into agreements with One Equity Partners Capital Advisors L.P. (OEP) to sell the assets of 3M’s library systems business. The sales of the North American business and the majority of the business outside of North America closed in October and November 2015, respectively. The sale of the remainder of the library systems business closed in the first quarter of 2016 (discussed further below). In December 2015, 3M also completed the sale of Faab Fabricauto, a wholly-owned subsidiary of 3M, to Hills Numberplates Limited. The library systems business, part of the former Traffic Safety and Security Division, delivers circulation management solutions to library customers with on-premise hardware and software, maintenance and service, and an emerging cloud-based digital lending platform. Faab Fabricauto, also part of the former Traffic Safety and Security Division, is a leading French manufacturer of license plates and signage solutions. The aggregate cash proceeds relative to the 2015 global library systems and Faab Fabricauto divestiture transactions was $104 million. The Company recorded within 3M’s Safety and Graphics business a net pre-tax gain of $40 million in 2015 as a result of the sale and any adjustment of carrying value.

In the first quarter of 2016, 3M completed the sale of the remainder of the assets of 3M’s library systems business to One Equity Partners Capital Advisors L.P. (OEP). 3M had previously sold the North American business and the majority of the business outside of North America to OEP in the fourth quarter of 2015 which was reported within 3M’s Safety and Graphics business. Also in the first quarter of 2016, 3M sold to Innovative Chemical Products Group, a portfolio company of Audax Private Equity, the assets of 3M’s pressurized polyurethane foam adhesives business (formerly known as Polyfoam). This business is a provider of pressurized polyurethane foam adhesive formulations and systems into the residential roofing, commercial roofing and insulation and industrial foam segments in the United States with annual sales of approximately $20 million and was reported within 3M’s Industrial business. The Company recorded a pre-tax gain of $40 million in the first quarter of 2016 as a result of the sales of these businesses.

In October 2016, 3M sold the assets of its temporary protective films business to Pregis LLC. This business, with annual sales of approximately $50 million, is a provider of adhesive-backed temporary protective films used in a broad range of industries and was reported within 3M’s Industrial business. In December 2016, 3M sold the assets of its cathode battery technology out-licensing business, with annual sales of approximately $10 million, to UMICORE. This business was reported within 3M’s Electronics and Energy business. The aggregate selling price relative to these two businesses was $86 million. The Company recorded a pre-tax gain of $71 million in the fourth quarter of 2016 as a result of the sales of these businesses.

In January 2017, 3M sold the assets of its safety prescription eyewear business, with annual sales of approximately $45 million, to HOYA Vision Care. The Company recorded a pre-tax gain of $29 million in the first quarter of 2017 as a result of this sale, which was reported within the Company’s Safety and Graphics business.

In May 2017, 3M completed the related sale or transfer of control, as applicable, of its identity management business to Gemalto N.V. This business, with 2016 sales of approximately $205 million, is a leading provider in identity management solutions, including biometric hardware and software that enable identity verification and authentication, as well as secure materials and document readers. In June 2017, 3M also completed the sale of its tolling and automated license/number plate recognition business, with annual sales of approximately $40 million, to Neology, Inc. 3M’s tolling and automated license/number plate recognition business includes RFID readers and tags, automatic vehicle classification systems, lane controller and host software, and back office software and services. It also provides mobile and fixed cameras, software, and services in automated license/number plate recognition. 3M received proceeds of $833 million, or $809 million net of cash sold, and reflected a pre-tax gain of $458 million as a result of these two divestitures, which was reported within the Company’s Safety and Graphics business.

In October 2017, 3M sold its electronic monitoring business to an affiliate of Apax Partners. This business, with annual sales of approximately $95 million, is a provider of electronic monitoring technologies, serving hundreds of correctional and law enforcement agencies around the world. 3M received proceeds of $201 million, net of cash sold, and reflected a pre-tax gain of $98 million in the fourth quarter of 2017 as a result of this divestiture, which was reported within the Company’s Safety and Graphics business.

In the fourth quarter of 2017, 3M sold the assets of an electrical marking/labeling business within its Electronics and Energy business. The former activity, proceeds and gain were not considered material.

In December 2017, 3M agreed to sell substantially all of its Communication Markets Division to Corning Incorporated, for $900 million, subject to closing and other adjustments. This business, with annual sales of approximately $400 million consists of optical fiber and copper passive connectivity solutions for the telecommunications industry including 3M’s xDSL, FTTx, and structured cabling solutions and, in certain countries, telecommunications system integration services. This sale is expected to close in 2018, subject to consultation or information requirements with relevant works councils and to customary closing conditions and regulatory approvals. 3M expects a pre-tax gain of approximately $500 million as a result of this divestiture that will be reported within the Company’s Electronics and Energy business.

In February 2018, 3M closed on the sale of certain personal safety product offerings primarily focused on noise, environmental, and heat stress monitoring to TSI, Inc. This business has annual sales of approximately $15 million. The transaction is expected to result in a pre-tax gain of less than $20 million that will be reported within the Company’s Safety and Graphics business.

The aggregate operating income of these businesses was approximately $45 million, $50 million and not significant in 2017, 2016 and 2015, respectively. The approximate amounts of major assets and liabilities associated with disposal groups classified as held-for-sale as of December 31, 2017 and December 31, 2016, included the following:

	December 31,	December 31,
(Millions)	2017	2016
Accounts receivable	$25	$25
Property, plant and equipment (net)	20	25
Intangible assets	—	35
Deferred revenue (other current liabilities)	—	35

In addition, approximately $270 million of goodwill was estimated to be attributable to disposal groups classified as held-for-sale as of both December 31, 2017 and December 31, 2016, based upon relative fair value. The amounts above have not been segregated and are classified within the existing corresponding line items on the Company’s consolidated balance sheet.